LONG-TERM DEBT, NET - Scheduled Maturities of Long-Term Debt (Excluding Unamortized Deferred Financing Costs and Original Issue Premiums) (Detail) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Debt Disclosure [Abstract]
2026	$ 0
2027	350,000
2028	500,000
2029	1,180,065
2030	0
Over 2030	0
Total long-term debt	$ 2,030,065	$ 2,171,751